UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2006

DataWave Systems Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26698	98-0186455
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Wayne Interchange Plaza One, 145 Route 46 West, 3rd Floor, Wayne, New Jersey		07470
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(973) 774-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Pursuant to SEC Rules 14a-4(c) and 14a-8(e), DataWave Systems Inc. is filing this Form 8-K to notify its stockholders that the date for the 2006 annual meeting of stockholders will be more than 30 days from the date of last year’s meeting. The deadline for stockholder proposals for the annual meeting is October 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DataWave Systems Inc.

October 11, 2006	By:	/s/ John Gunn

Name: John Gunn
Title: General Manager and Chief Financial Officer